SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 1, 2005
ACTION PERFORMANCE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Arizona	0-21630	86-0704792

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 South Hohokam Drive, Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)
(602) 337-3700
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events
     On December 1, 2005, at a special meeting of the shareholders of Action Performance Companies, Inc. (the “Company”), the shareholders approved the Agreement and Plan of Merger, dated as of August 29, 2005, by and among International Speedway Corporation, Speedway Motorsports, Inc., SMISC, LLC, Motorsports Authentics, Inc. and the Company. It is anticipated that the merger will be completed on or about Friday, December 9, 2005, subject to the satisfaction of closing conditions. A copy of the press release issued by the Company announcing such approval is attached hereto as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) 99.1     Press Release, dated December 1, 2005 of Action Performance Companies, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACTION PERFORMANCE COMPANIES, INC.
Date: December 1, 2005	By:	/s/ David M. Riddiford
David M. Riddiford
Chief Financial Officer, Secretary and Treasurer